Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

ARTISAN MID CAP VALUE FUND
ARTISAN VALUE FUND
ARTISAN VALUE INCOME FUND
(the “Funds”)

SUPPLEMENT DATED 30 JUNE 2026
TO THE FUNDS’ PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CURRENT AS OF THE DATE HEREOF

On 30 June 2026 the board of directors (the “board”) of Artisan Partners Funds, Inc. (“Artisan Partners Funds”) approved a plan of liquidation (the “Plan”) pursuant to which the Funds are expected to cease operations and be liquidated on or about 28 August 2026 (the “Liquidation Date”).

Effective as of the close of business on 29 July 2026, shares of the Funds will no longer be available for purchase by new or existing investors or be available for exchanges from the other series of Artisan Partners Funds, but the Funds may continue to sell shares through existing asset allocation programs investing in the Funds, automatic investment programs, such as automatic investments through 401(k) plans, and reinvestment of any dividends and distributions. Effective as of the close of business on 18 August 2026, the Funds shall cease selling shares and shall be closed to all purchases. From and after this date, the Funds will seek to convert their portfolio securities and other assets to cash or cash equivalents. Therefore, the Funds may depart from their stated investment objectives and policies as they prepare to liquidate their assets and distribute them to shareholders.

Any shares of the Funds outstanding as of the close of business on the Liquidation Date will be automatically redeemed as of the close of business on that date. As soon as practicable after the Liquidation Date, each Fund will distribute pro rata to such Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund. The Funds intend to make the pro rata distribution to shareholders in cash.

For taxable shareholders, the redemption of shares of the Funds at the liquidation will generally be treated as any other redemption of shares – that is, as a taxable sale or exchange that may result in a gain or loss to shareholders for U.S. federal income tax purposes. The Funds may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Funds, as described in “Redeeming Shares” and “Exchanging Shares” in each Fund’s prospectus.

Effective 1 July 2026, Craig Inman will no longer serve as Portfolio Manager of the Funds. All references to Mr. Inman in the Funds' Prospectus and Statement of Additional Information are removed.

Please Retain This Supplement for Future Reference